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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
         Date of Report (Date of earliest event reported) April 2, 2002
                                                          -------------


                         FIRST SOUTHERN BANCSHARES, INC.
                         -------------------------------
             (Exact name of registrant as specified in its charter)


         Delaware                         0-25478                63-1133624
         --------                        ---------               ----------
(State or other Jurisdiction of         (Commission            (IRS Employer
incorporation or organization)          File Number)         Identification No.)


                 102 South Court Street, Florence, Alabama 35630
                 -----------------------------------------------
                    (Address of principal executive offices)


                                 (256) 764-7131
                                 --------------
              (Registrant's telephone number, including area code)


                                 Not Applicable
          (Former name or former address, if changed since last report)




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ITEMS 1, 2, 3, 4, 6, 8 AND 9.       NOT APPLICABLE.

ITEM 5.  OTHER EVENTS.
         ------------

     On April 2, 2002, First Southern Bancshares, Inc. (the "Company"), the holding company for First Southern Bank (the "Bank"), issued a press release announcing that Robert C. Redd has resigned as President, Chief Executive Officer and a Director of the Company and the Bank effective April 2, 2002, to be succeeded by Jack Johnson, and that Roderick Schlosser has been appointed as Chief Financial Officer of the Company and the Bank effective April 15, 2002. The appointments of Messrs. Johnson and Schlosser are subject to regulatory approval. A copy of the Company's press release dated April 2, 2002 is attached as Exhibit 99 and incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.
------   ---------------------------------

      (a)    Financial Statements of Businesses Acquired:  Not applicable

      (b)    Pro Forma Financial Information:  Not applicable

      (c)    Exhibits

             Number                    Description
             ------                    -----------

              99                        Press Release Dated April 2, 2002









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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      FIRST SOUTHERN BANCSHARES, INC.


Dated:  April 2, 2002                By: /s/ Jack Johnson
                                         ---------------------------
                                         Jack Johnson
                                         President and Chief Executive Officer









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